[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         SEMIANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000


[Graphic Omitted]


                                                 MFS(R) INSTITUTIONAL
                                                 EMERGING EQUITIES FUND

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGERS                                  contact your investment professional.
Brian E. Stack*
Neil Wagner*                                        CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
James O. Yost*                                      WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

+ Independent Trustee
* MFS Investment Management

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o   face-to-face contact with senior management as well as frontline workers

o   analysis of the company's financial statements and balance sheets

o   contact with the company's current and potential customers

o   contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

January 16, 2001

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2000, the fund provided a total return of -5.66%. This return, which includes the reinvestment of any dividends and capital gains distributions, compares to a return of -5.88% over the same period, for the fund's benchmark, the Russell 2000 Index. The Russell 2000 Index is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. During the same period, the average midcap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -2.15%.

We witnessed tremendous market volatility in 2000, beginning in March and continuing through the end of the year. The market's nervousness, we believe, stemmed from a combination of factors. Concern grew about the pace of economic growth, with some economic data indicating a pronounced slowing in the second half of the period. Investors were especially concerned about the potential effects of a slowing economy on the highest growth sectors of the market, mainly technology. Because these sectors had relatively high valuations (stock prices in relation to projected earnings), they were viewed as the most vulnerable.

Moreover, our research indicated that inventory buildup by customers had lowered demand in several areas within technology, including semiconductors. To a large extent, this buildup appeared to us to be a derivative effect of slowing growth in the telecommunications sector, where cutthroat competition and limited access to capital had stifled spending.

Being a growth-oriented portfolio, we have tended to be highly exposed to technology stocks; we believe that overweighting was in large part responsible for our underperformance during the period, relative to our peers.

However, we do feel that our research was successful in anticipating some of the risks in the market and in helping us outperform the Russell 2000. Earlier in the year, for instance, we had significantly reduced our holdings in semiconductor and semiconductor capital equipment firms and had used the proceeds to build our holdings in the health care sector. Over the six-month period just ended, many of our health care holdings performed well in spite of a deteriorating overall market -- holdings such as IMPATH, a services company that focuses on clinical information about cancer, and Caremark Rx, which manages drug benefits for HMOs and employers, addressing an urgent need to contain prescription drug inflation.

Performance was also helped by our positions in a number of technology companies that were acquired by larger firms -- at a significant premium to our purchase price. Network Solutions, the worldwide registrar for Internet domain names, was acquired by VeriSign; semiconductor manufacturer Burr-Brown was bought by Texas Instruments; and integrated circuit manufacturer MMC Networks was purchased by Applied Micro Circuits. Each of the acquiring companies was subsequently sold out of the portfolio.

Looking ahead, we anticipate that 2001 may be a difficult year for the overall market, at least for the first half. Disappointing earnings reports for the quarter just ended and possibly for the first quarter of the new year may, in our view, make it hard for stocks to rally.

Given this potentially difficult environment, we positioned the portfolio in stocks that our research indicated were trading at reasonable valuations and were well situated to meet long-term earnings expectations. We think some of the major areas of opportunity will continue to be in health care, as well as in energy and business services. Valuations of many health care companies have been severely depressed in recent years due to decreasing reimbursement payments by Medicare. Lately the reimbursement picture has improved and we see health care as a sector with great growth potential, predicated largely upon the aging of our population and the introduction of new technologies. The sector has also benefited from being viewed as a relatively safe haven for much of the money investors have taken out of technology stocks.

Although energy stocks were beaten down a bit in the fourth quarter as crude oil prices eased from unsustainably high levels, we see the sector as another appealing area over the next several years. Our research indicates that the offshore drillers and services companies in our portfolio may still be able to deliver healthy earnings growth, even if oil and gas prices fall appreciably from current levels.

Finally, we have found several opportunities in the business services area. This is an eclectic group of companies that share a common theme of using technology to provide services to businesses. Examples in the portfolio include BISYS Group, which processes transactions for financial institutions, Concord EFS, which processes debit and credit card purchases for retailers and Smartforce, which provides Internet-based training and certification for information and technology professionals. This sector has suffered of late in sympathy with technology, but we feel these companies have some long-term advantages in the current environment. Our research indicates that they benefit from many developments in the technology field, they have tended not to have the product risk of a typical hardware or software company, and their earnings have tended to be more predictable because they typically have long-term contracts with most of their clients.

It should also be mentioned that we continue to see opportunity for selective investments in the technology sector, in companies that offer ways for clients to increase productivity. In a slowing economy that puts pressure on corporate profit margins, we believe the need for these companies' products and services will only become more urgent.

     Respectfully,

 /s/ Brian E. Stack                                  /s/ Neil Wagner

     Brian E. Stack                                      Neil Wagner
     Portfolio Manager                                   Portfolio Manager

Note to shareholders: Neil Wagner became a manager of the fund effective November 1, 2000.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Brian E. Stack is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the small-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. Brian joined MFS in 1993 as a research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries. He was named portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he had worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

Neil D. Wagner is Vice President of MFS Investment Management(R) and portfolio manager of the emerging equities portfolios of our institutional accounts. Mr. Wagner joined MFS in 1998. Previously, he was a Senior Research Analyst for DFS Advisors LLC. Prior to that, he was an Associate at Berkshire Partners. He was named portfolio manager in November 2000 and Vice President in February 2001. He received a bachelor's of arts degree in mathematics from Colgate University.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: June 16, 1993

Size: $687.2 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

                            6 Months    1 Year    3 Years    5 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return       -5.66%    +5.43%    +76.25%   +159.02%   +438.68%
-------------------------------------------------------------------------------
Average Annual Total Return      --     +5.43%    +20.79%   + 20.97%   + 25.01%
-------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, June 16, 1993, through
 December 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investing in emerging growth companies is riskier than investing in more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2000

Stocks - 97.9%
-------------------------------------------------------------------------------
ISSUER                                                SHARES              VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 96.4%
  Airlines - 0.7%
    Skywest, Inc.                                    167,400       $  4,812,750
-------------------------------------------------------------------------------
  Building Materials - 0.7%
    Martin Marietta Materials, Inc.                  106,500       $  4,504,950
-------------------------------------------------------------------------------
  Business Machines - 2.0%
    Affiliated Computer Services, Inc., "A"*         225,761       $ 13,700,871
-------------------------------------------------------------------------------
  Business Services - 19.0%
    Adelphia Business Solutions*                     177,100       $    752,675
    BISYS Group, Inc.*                               245,400         12,791,475
    Bottomline Technologies, Inc.*                    63,194          1,623,296
    Braun Consulting, Inc.*                           95,600            352,525
    Bright Horizons Family Solutions, Inc.*           66,700          1,742,538
    Catalina Marketing Corp.*                         42,030          1,636,543
    Ceridian Corp.*                                  158,000          3,150,125
    Complete Business Solutions, Inc.*               157,422          1,623,414
    Concord EFS, Inc.*                               287,200         12,618,850
    Dendrite International, Inc.*                    291,514          6,522,626
    DST Systems, Inc.*                                88,552          5,932,984
    Dycom Industries, Inc.*                           90,800          3,263,125
    EGL, Inc.*                                       245,100          5,867,081
    eLoyalty Corp.*                                  763,287          4,937,513
    Fiserv, Inc.*                                     49,125          2,330,367
    Gartner Group, Inc., "A"*                        141,200            974,280
    IMRglobal Corp.*                                 556,700          2,992,263
    infoUSA, Inc.*                                   341,100          1,151,213
    Meta Group, Inc.*                                 76,400            496,600
    Mettler Toledo International, Inc.*               87,900          4,779,563
    Modis Professional Services, Inc.*               485,208          2,001,483
    National Data Corp.                              282,500         10,346,562
    National Processing, Inc.*                       157,200          2,672,400
    NCO Group, Inc.*                                 194,300          5,901,863
    Netegrity, Inc.*                                  74,750          4,064,531
    NOVA Corp.*                                      532,723         10,621,165
    Peregrine Systems, Inc.*                         259,137          5,117,956
    Probusiness Services, Inc.*                      122,900          3,264,531
    Proxicom, Inc.*                                  108,400            447,150
    Radiant Systems, Inc.*                            77,036          1,579,238
    Renaissance Worldwide, Inc.*                     148,986            116,395
    S1 Corp.*                                        188,840            991,410
    Spherion Corp.*                                  188,404          2,131,320
    Technology Solutions Co.*                        485,787          1,032,297
    WebMD Corp.*                                     637,500          5,060,156
                                                                   ------------
                                                                   $130,887,513
-------------------------------------------------------------------------------
  Communication Services - 0.4%
    MetaSolv Software, Inc.*                         277,200       $  2,529,450
    Mpower Communications Corp.*                     101,600            520,700
                                                                   ------------
                                                                   $  3,050,150
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    HNC Software, Inc.*                              231,800       $  6,881,563
    Verity, Inc.*                                    112,400          2,704,625
                                                                   ------------
                                                                   $  9,586,188
-------------------------------------------------------------------------------
  Computer Software - Services - 5.8%
    Concord Communications, Inc.*                     69,200       $    605,500
    E.piphany, Inc.*                                  24,800          1,337,650
    ePresence, Inc.*                                 267,300          1,161,085
    Extensity, Inc.*                                  15,500             93,242
    Hyperion Solutions Corp.*                        420,110          6,485,448
    Mercator Software, Inc.*                         296,200          1,592,075
    ONYX Software Corp.*                             109,000          1,199,000
    RSA Security, Inc.*                              372,800         19,711,800
    Synopsys, Inc.*                                  161,100          7,642,181
                                                                   ------------
                                                                   $ 39,827,981
-------------------------------------------------------------------------------
  Computer Software - Systems - 11.5%
    Acxiom Corp.*                                    145,580       $  5,668,521
    Aspen Technology, Inc.*                          318,910         10,603,757
    AVT Corp.*                                       260,700          1,295,353
    Black Box Corp.*                                  31,100          1,502,519
    CheckFree Corp.*                                 157,100          6,676,750
    Computer Network Technology Corp.*               335,990          9,680,712
    CSG Systems International, Inc.*                 193,550          9,084,753
    Cysive, Inc.*                                    180,200            743,325
    Exchange Applications Software*                  317,368            386,792
    hi/ fn, Inc.*                                     56,524          1,554,410
    JDA Software Group, Inc.*                        134,700          1,759,519
    JNI Corp.*                                        86,140          1,954,301
    Lightspan, Inc.*                                  41,995             60,368
    Numerical Technologies, Inc.*                     46,300            836,294
    Packeteer, Inc.*                                  90,300          1,117,463
    PRI Automation, Inc.*                            184,100          3,451,875
    SonicWALL, Inc.*                                  31,100            505,375
    SunGard Data Systems, Inc.*                      234,120         11,032,905
    Transaction System Architects, Inc., "A"*        382,800          4,426,125
    WatchGuard Technologies, Inc.*                    99,000          3,130,875
    Wind River Systems, Inc.*                        100,500          3,429,562
                                                                   ------------
                                                                   $ 78,901,554
-------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Sodexho Marriott Services, Inc.*                 145,300       $  3,214,763
-------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Blyth Industries, Inc.*                           57,300       $  1,382,362
    MemberWorks, Inc.*                                29,500            626,875
    Sportsline USA, Inc.*                            229,500          1,219,219
                                                                   ------------
                                                                   $  3,228,456
-------------------------------------------------------------------------------
  Containers - 0.4%
    Ivex Packaging Corp.*                            239,100       $  2,615,156
-------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Belden, Inc.                                      84,300       $  2,139,113
-------------------------------------------------------------------------------
  Electronics - 4.3%
    Cable Design Technologies Corp.*                 274,625       $  4,617,133
    Credence Systems Corp.*                          149,900          3,447,700
    DuPont Photomasks, Inc.*                         117,800          6,224,994
    Microchip Technology, Inc.*                       39,362            863,504
    MKS Instruments, Inc.*                            63,100            978,050
    Photronics, Inc.*                                219,600          5,146,875
    SIPEX Corp.*                                     146,800          3,514,025
    Varian Semiconductor Equipment Associates, Inc.*  62,300          1,479,625
    Veeco Instruments, Inc.*                          84,225          3,379,528
                                                                   ------------
                                                                   $ 29,651,434
-------------------------------------------------------------------------------
  Entertainment - 0.4%
    Emmis Broadcasting Corp., "A"*                    52,800       $  1,514,700
    Spanish Broadcasting Systems, Inc.*              224,400          1,122,000
                                                                   ------------
                                                                   $  2,636,700
-------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    Federated Investors, Inc., "A"                   165,850       $  4,830,382
    Student Loan Corp.                                61,100          3,326,131
    Waddell & Reed Financial, Inc., "A"               87,050          3,275,256
                                                                   ------------
                                                                   $ 11,431,769
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Del Monte Foods Co.*                             341,500       $  2,475,875
    Tootsie Roll Industries, Inc.                     67,670          3,117,049
                                                                   ------------
                                                                   $  5,592,924
-------------------------------------------------------------------------------
  Healthcare - 7.5%
    Caremark Rx, Inc.*                              ,287,100       $ 44,581,294
    First Health Group Corp.*                        153,000          7,124,062
                                                                   ------------
                                                                   $ 51,705,356
-------------------------------------------------------------------------------
  Internet - 1.8%
    CNET Networks, Inc.*                             295,000       $  4,720,000
    Data Return Corp.*                               104,600            392,250
    Digital Insight Corp.*                           140,386          2,535,722
    L90, Inc.*                                        69,640            300,323
    Netopia, Inc.*                                   124,200            535,612
    Retek, Inc.*                                     109,957          2,680,202
    Ticketmaster Online-Citysearch, Inc.*            108,000            904,500
                                                                   ------------
                                                                   $ 12,068,609
-------------------------------------------------------------------------------
  Machinery
    Cognex Corp.*                                      7,800       $    172,575
-------------------------------------------------------------------------------
  Marine Equipment - 0.1%
    Trico Marine Services, Inc.*                      26,020       $    401,684
-------------------------------------------------------------------------------
  Medical and Health Products - 2.3%
    AmeriSource Health Corp., "A"*                    43,100       $  2,176,550
    ArthroCare Corp.*                                174,400          3,400,800
    CONMED Corp.*                                    145,100          2,484,837
    Haemonetics Corp.*                               213,030          6,577,301
    Harvard Bioscience, Inc.*                         66,050            652,244
    Introgen Therapeutics, Inc.*                      47,320            331,240
                                                                   ------------
                                                                   $ 15,622,972
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 13.9%
    Allos Therapeutics, Inc.*                         97,660       $    787,384
    Cyberonics, Inc.*                                183,700          4,271,025
    Cytyc Corp.*                                     277,000         17,329,812
    DaVita, Inc.*                                    688,543         11,791,299
    Express Scripts, Inc.*                            28,100          2,873,225
    IDEXX Laboratories, Inc.*                        361,100          7,944,200
    IDX Systems Corp.*                                64,300          1,607,500
    IMPATH, Inc.*                                    166,500         11,072,250
    LifePoint Hospitals, Inc.*                       155,400          7,789,425
    Lincare Holdings, Inc.*                          152,100          8,679,206
    Mid Atlantic Medical Services, Inc.*             154,300          3,057,069
    Orthodontic Centers of America, Inc.*            150,900          4,715,625
    Osteotech, Inc.*                                 263,000          1,249,250
    Parexel International Corp.*                     313,500          3,389,719
    Quorum Health Group, Inc.*                       182,250          2,870,438
    Steris Corp.*                                    298,500          4,813,312
    V. I. Technologies, Inc.*                        142,700            749,175
    VISX, Inc.*                                       61,900            646,081
                                                                   ------------
                                                                   $ 95,635,995
-------------------------------------------------------------------------------
  Oil Services - 6.0%
    Cooper Cameron Corp.*                             60,500       $  3,996,781
    Dril-Quip, Inc.*                                  58,900          2,013,644
    Global Industries, Inc.*                         818,400         11,201,850
    Input/Output, Inc.*                              363,900          3,707,231
    National Oilwell, Inc.*                          115,000          4,449,063
    Noble Drilling Corp.*                            262,600         11,406,687
    Weatherford International, Inc.*                  92,170          4,355,033
                                                                   ------------
                                                                   $ 41,130,289
-------------------------------------------------------------------------------
  Oils - 2.2%
    EOG Resources, Inc.                               54,000       $  2,953,125
    Grant Pride Co., Inc.*                            91,970          2,017,592
    Marine Drilling Companies, Inc.*                 157,800          4,221,150
    Newfield Exploration Co.*                        126,200          5,986,612
                                                                   ------------
                                                                   $ 15,178,479
-------------------------------------------------------------------------------
  Printing and Publishing - 1.8%
    Scholastic Corp.*                                142,900       $ 12,664,512
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Kilroy Realty Corp.                               51,000       $  1,431,188
    MeriStar Hospitality Corp.                        90,950          1,790,578
                                                                   ------------
                                                                   $  3,221,766
-------------------------------------------------------------------------------
  Restaurants and Lodging - 2.0%
    Applebee's International, Inc.                    87,200       $  2,741,350
    Four Seasons Hotels, Inc.                         33,100          2,105,987
    Landry's Seafood Restaurants, Inc.*               77,800            773,138
    Papa John's International, Inc.*                 190,200          4,231,950
    Sonic Corp.*                                     182,100          4,245,206
                                                                   ------------
                                                                   $ 14,097,631
-------------------------------------------------------------------------------
  Retail - 0.7%
    BJ's Wholesale Club, Inc.*                        34,700       $  1,331,612
    Office Depot, Inc.*                              169,950          1,210,894
    Regis Corp.                                      160,250          2,323,625
                                                                   ------------
                                                                   $  4,866,131
-------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Harmonic, Inc.*                                  132,900       $    755,869
-------------------------------------------------------------------------------
  Technology - 0.8%
    Galileo Technology Ltd.*                         110,200       $  1,487,700
    Varian, Inc.*                                    127,400          4,315,675
                                                                   ------------
                                                                   $  5,803,375
-------------------------------------------------------------------------------
  Telecommunications - 6.3%
    Advanced Fibre Communications, Inc.*             110,400       $  1,994,100
    Amdocs Ltd.*                                      68,359          4,528,784
    American Tower Corp., "A"*                        89,250          3,380,344
    ANADIGICS, Inc.*                                  37,460            613,408
    ANTEC Corp.*                                     149,400          1,181,194
    Aware, Inc.*                                     109,300          1,940,075
    Cabletron Systems, Inc.*                         339,000          5,106,187
    Carrier Access Corp.*                             70,700            636,300
    Intermedia Communications, Inc.*                 403,200          2,898,000
    Mitel Corp.*                                     593,400          4,784,287
    Natural Microsystems Corp.*                      239,900          2,369,012
    Netro Corp.*                                     152,210          1,055,957
    Novatel Wireless Incorporated*                    78,900            976,387
    Pinnacle Holdings, Inc.*                         438,400          3,973,000
    Proxim, Inc.*                                     72,200          3,104,600
    Tekelec Co.*                                     103,400          3,102,000
    Winstar Communications, Inc.*                     42,600            497,888
    XO Communications, Inc.*                          79,300          1,412,531
                                                                   ------------
                                                                   $ 43,554,054
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $662,661,569
-------------------------------------------------------------------------------
Foreign Stocks - 1.5%
  Ireland - 1.5%
    SmartForce PLC (Internet)*                       264,100       $  9,920,256
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $587,799,053)                       $672,581,825
-------------------------------------------------------------------------------

Short-Term Obligations - 1.6%
-------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
-------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/01      $  2,264       $  2,263,592
    Anheuser-Busch, Inc., due 1/02/01                    625            624,889
    Bank of America, due 1/02/01                       1,008          1,008,000
    Federal Home Loan Bank, due 1/02/01                  921            920,853
    Gannett, Inc., due 1/04/01                         1,226          1,225,330
    Gillette Co., due 1/02/01                          1,373          1,372,758
    Goldman Sachs Group LP, due 1/02/01 - 1/09/01      2,589          2,588,277
    Merrill Lynch & Co., Inc., due 1/02/01               704            703,871
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 10,707,570
-------------------------------------------------------------------------------
Repurchase Agreements - 0.8%
-------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00, due 1/02/01,
      total to be received $2,001 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a  jointly traded account),
      at Cost                                       $      2       $      2,000
    Merrill Lynch, dated 12/29/00, due 1/02/01,
      total to be received $5,849,189 (secured
      by various U.S. Treasury and Federal
      Agency obligations in a jointly traded
      account), at Cost                                5,845          5,845,000
-------------------------------------------------------------------------------
Total Repurchase Agreements                                        $  5,847,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $604,353,623)                  $689,136,395
Other Assets, Less Liabilities - (0.3)%                              (1,930,758)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $687,205,637
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
DECEMBER 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $604,353,623)         $689,136,395
  Cash                                                                   193
  Receivable for fund shares sold                                    311,337
  Receivable for investments sold                                    259,596
  Interest and dividends receivable                                   95,192
  Other assets                                                         8,966
                                                                ------------
      Total assets                                              $689,811,679
                                                                ------------
Liabilities:
  Payable for investments purchased                             $  1,057,998
  Payable for fund shares reacquired                               1,465,486
  Payable to affiliates -
    Management fee                                                    43,392
    Shareholder servicing agent fee                                      404
  Accrued expenses and other liabilities                              38,762
                                                                ------------
      Total liabilities                                         $  2,606,042
                                                                ------------
Net assets                                                      $687,205,637
                                                                ============
Net assets consist of:
  Paid-in capital                                               $624,845,437
  Unrealized appreciation on investments                          84,782,781
  Accumulated undistributed net realized loss on investments     (21,300,316)
  Accumulated net investment loss                                 (1,122,265)
                                                                ------------
      Total                                                     $687,205,637
                                                                ============
Shares of beneficial interest outstanding                        32,624,388
                                                                 ==========

Net asset value, offering price, and redemption price per
  share (net assets 687,205,637 / 32,624,388 shares of
  beneficial interest outstanding)                                $21.06
                                                                  ======

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                               $   1,371,975
    Dividends                                                    405,036
    Foreign taxes withheld                                          (411)
                                                           -------------
      Total income                                         $   1,776,600
                                                           -------------

  Expenses -
    Management fee                                         $   2,734,921
    Trustees' compensation                                         6,940
    Shareholder servicing agent fee                               27,320
    Administrative fee                                            45,780
    Custodian fee                                                101,563
    Printing                                                       2,417
    Auditing fees                                                 15,300
    Legal fees                                                     3,027
    Miscellaneous                                                 22,686
                                                           -------------
      Total expenses                                       $   2,959,954
    Fees paid indirectly                                         (37,261)
                                                           -------------
      Net expenses                                         $   2,922,693
                                                           -------------
        Net investment loss                                $  (1,146,093)
                                                           -------------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions
    (identified cost basis)                                $  59,067,314
                                                           -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                             (100,471,555)
    Translation of assets and liabilities in
      foreign currencies                                               9
                                                           -------------
      Net unrealized loss on investments                   $(100,471,546)
      Net realized and unrealized loss on investments      $ (41,404,232)
                                                           -------------
        Decrease in net assets from operations             $ (42,550,325)
                                                           =============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2000               JUNE 30, 2000
                                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $  (1,146,093)               $  (2,670,982)
  Net realized gain on investments                            59,067,314                  155,941,895
  Net unrealized gain (loss) on investments and foreign
    currency translation                                    (100,471,546)                  95,063,163
                                                           -------------                -------------
    Increase (decrease) in net assets from operations      $ (42,550,325)               $ 248,334,076
                                                           -------------                -------------
Distributions declared to shareholders from net realized
  gain on investments                                      $(197,877,037)               $ (51,221,171)
                                                           -------------                -------------
Net increase in net assets from fund share transactions    $ 183,146,446                $ 102,551,527
                                                           -------------                -------------
    Total increase (decrease) in net assets                $ (57,280,916)               $ 299,664,432
Net assets:
  At beginning of period                                     744,486,553                  444,822,121
                                                           -------------                -------------

  At end of period (including accumulated net investment
    income (loss) of $(1,122,265) and $23,828,
    respectively)                                          $ 687,205,637                $ 744,486,553
                                                           =============                =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                          SIX MONTHS ENDED          --------------------------------------------------------------------------
                         DECEMBER 31, 2000               2000             1999             1998            1997           1996
                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                         $31.39             $22.20           $22.95           $21.45          $21.17         $16.42
                                    ------             ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment loss(S)            $(0.05)            $(0.12)          $(0.08)          $(0.08)         $(0.04)        $(0.04)
  Net realized and unrealized
    gain on investments              (1.87)             11.76             0.98             4.54            3.42           6.55
                                    ------             ------           ------           ------          ------         ------
      Total from investment
        operations                  $(1.92)            $11.64           $ 0.90           $ 4.46          $ 3.38         $ 6.51
                                    ------             ------           ------           ------          ------         ------
Less distributions declared
  to shareholders from net
  realized gain on investment
  transactions                      $(8.41)            $(2.45)          $(1.65)          $(2.96)         $(3.10)        $(1.76)
                                    ------             ------           ------           ------          ------         ------
Net asset value - end of period     $21.06             $31.39           $22.20           $22.95          $21.45         $21.17
                                    ======             ======           ======           ======          ======         ======
Total return                         (5.66)%++          54.04%            4.69%           23.51%          18.49%         41.37%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                          0.81%+             0.82%            0.79%            0.76%           0.75%          0.75%
  Net investment income (loss)       (0.32)%+           (0.46)%          (0.41)%          (0.36)%         (0.22)%        (0.22)%
Portfolio turnover                      31%                90%              78%              80%             96%            97%
Net assets at end of period
  (000 Omitted)                   $687,206           $744,487         $444,822         $502,393        $383,637       $259,362

(S) Through December 31, 1998, the investment adviser voluntarily agreed to maintain the expenses of the fund at not more than 0.75% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                 $(0.09)          $(0.10)         $(0.06)        $(0.06)
    Ratios (to average net assets):
      Expenses##                                                          0.83%            0.83%           0.84%          0.87%
      Net investment income                                              (0.45)%          (0.44)%         (0.31)%        (0.34)%

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $223,589,475 and $215,107,927, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                      $604,353,623
                                                    ------------
Gross unrealized appreciation                       $222,511,564
Gross unrealized depreciation                       (137,728,792)
                                                    ------------
    Net unrealized appreciation                     $ 84,782,772
                                                    ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                SIX MONTHS ENDED DECEMBER 31, 2000             YEAR ENDED JUNE 30, 2000
                                ----------------------------------      -------------------------------
                                         SHARES             AMOUNT           SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           2,674,088       $ 81,663,665       11,266,909       $ 305,118,608
Shares issued to shareholders
  in
  reinvestment of distributions       9,118,998        188,854,449        1,760,697          48,172,676
Shares reacquired                    (2,885,390)       (87,371,668)      (9,346,798)       (250,739,757)
                                     ----------       ------------      -----------       -------------
    Net increase (decrease)           8,907,696       $183,146,446        3,680,808       $ 102,551,527
                                     ==========       ============      ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the period ended December 31, 2000, was $2,633. The fund had no borrowings during the period.

(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                               IEE-3 02/01  537